Exhibit 99.3 Filed by: Fulton Financial Corporation Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed under Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: Prudential Bancorp, Inc. SEC File No. 000-55084 Acquisition of Prudential Bancorp, Inc. March 2, 2022

FORWARD LOOKING STATEMENTS Safe Harbor Statement This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as may, should, will, could, estimates, predicts, potential, continue, anticipates, believes, plans, expects, future, intends, “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton and Prudential with respect to the merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on Fulton’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the businesses of Fulton and Prudential, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s and Prudential’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton and Prudential undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Forward-looking statements contained in this communication are subject to, among others, the following risks, uncertainties and assumptions: • The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Prudential into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Prudential do business, or as a result of other unexpected factors or events; • The timing and completion of the merger transaction is dependent on the satisfaction of customary closing conditions, including approval by Prudential shareholders, which cannot be assured, the satisfaction of certain other conditions that are specific to this transaction (see disclosure in the Form 8-K filed by Fulton with the SEC on the date hereof) and various factors that cannot be predicted with precision at this point • The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; • Completion of the merger is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all, or may be subject to conditions that may cause additional significant expense or delay the consummation of the merger; • Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; • The outcome of any legal proceedings related to the merger which may be instituted against Fulton or Prudential; • Unanticipated challenges or delays in the integration of Prudential’s business into Fulton’s business and or the conversion of Prudential’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the merger; and • Other factors that may affect future results of Fulton and Prudential. These forward-looking statements are also subject to the principal risks and uncertainties applicable to Fulton’s and Prudential’s respective businesses and activities generally that are disclosed in Fulton’s Annual Report on Form 10-K for its fiscal year ended December 31, 2021 and in other documents Fulton files with the SEC, and in Prudential’s Annual Report on Form 10-K, as amended, for its fiscal year ended September 30, 2021 and in other documents Prudential files with the SEC. Fulton’s and Prudential’s SEC filings are accessible on the SEC website at www.sec.gov. 2

NON-GAAP FINANCIAL MEASURES AND ADDITIONAL INFORMATION Non-GAAP Financial Measures The Corporation uses certain non-GAAP financial measure in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measurers at the end of this presentation. Additional Information About the Proposed Merger and Where to Find It Fulton will file a registration statement with the SEC under the Securities Act of 1933, as amended, which will include a proxy statement/prospectus and other relevant documents in connection with the proposed Merger. PRUDENTIAL SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, INCULDING ANY AMENDMENTS OR SUPPLEMENTS TO IT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy statement/prospectus (when it becomes available) and any other documents Fulton has filed and will file with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the documents Fulton has filed or will file with the SEC may be obtained free of charge on Fulton’s website at www.fult.com or by contacting Matt Jozwiak, Fulton Financial Corporation, One Penn Square, Lancaster, PA 17602. Participants in the Transaction The directors, executive officers, and certain other members of management, and employees of Fulton and Prudential are participants in the solicitation of proxies in favor of the proposed Merger from the shareholders of Prudential. Information regarding the director and executive officers of Fulton and Prudential, and the interests of such participants, will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. No Offer of Solicitation This presentation and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale, would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended. 3

TRANSACTION HIGHLIGHTS ü Enhances Presence in Highly Attractive & Strategically Important Philadelphia Metro Market – Increases our presence, balance sheet and customer base – Further establishes our brand in the market – Solidifies our commitment to serving the Philadelphia communities and our urban market strategies ü Financially Compelling with Favorable Risk/Reward Dynamics – 3.5% EPS accretion in 2023 calculated based on consensus analyst estimates – Tangible book value dilution under 1% with earn back period of 1.2 years (utilizing the cross-over method) – 45% cost savings (80% phase-in for post close 2022, 100% thereafter) – Significantly more accretive relative to utilizing capital for a share buyback ü Immediate Opportunities To: – Re-price higher cost time deposits and restructure wholesale liabilities – Leverage Fulton’s technology investments and optimize the acquired branch footprint – Expand Prudential’s commercial lending relationships due to increased lending limit (not modeled) ü Lower Integration Risk – 4% of Fulton’s balance sheet as of December 31, 2021 – 40+ Fulton team members participating in due diligence process – Both companies utilize the same core processor – Acquisition is not disruptive to internal initiatives 4

OVERVIEW OF PRUDENTIAL BANCORP, INC. FULT Financial Highlights PBIP $ in millions; data as of or for the quarter ended December 31, 2021 Headquarters: Philadelphia, PA Founded: 1886 # of Branches: 10 (1) Market Capitalization : $112 Total Assets: $1,084 (2) 11.8% TCE / TA : Gross Loans: $594 Total Deposits: $721 Loans / Deposits: 82% (3) $7.4 Net Income : Return on Avg. Assets: 0.68% Net Interest Margin: 2.32% (2) 66.4% Efficiency Ratio : Source: S&P Global Market Intelligence. (1) Market Capitalization as of 3/1/2022. (2) Non-GAAP financial measure. Please refer to the calculation for this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 5 (3) Annualized.

COMPLEMENTARY BUSINESS MODEL, BALANCE SHEET & ASSET QUALITY PROFILE

Prudential Bancorp, Inc.

Gross Loans

For the quarter ended 12/31/2021

4.15%
Yield on Loans



Commercial Business 9%
1-4 Family Residential 28%
Construction and Land Development 28%
Multifamily Residential 11%
Commercial Real Estate 24%

Total Deposits

For the quarter ended 12/31/2021

1.09%
Cost of Total Deposits



Non-Interest Bearing 5%
Interest-Bearing 15%
Total Time Deposits 33%
Money Market Deposit 15%
Passbok, club, and statement savings 32%

Credit Highlights

~1.42%
ALLL / Loans

~104%
ALLL / NPLs(1)

~1.1%
NPAs(1) / Assets

~0.02%
NCOs / Avg. Loans(2)

~0.06%
Average 5 year NCOs / Avg. Loans

Core Deposit Highlights

- ✓ Non-maturity, non-wholesale deposits are highly granular and long-dated customers
- ✓ Continued tailwind in cost of funds reduction with maturing CDs
- ✓ Ability to run-off wholesale funding and replace with Fulton core deposits

FULTON FINANCIAL CORPORATION

Source: S&P Global Market Intelligence, SEC Filings.
Note: Data as of 12/31/2021 unless otherwise stated.
(1) Excludes performing TDRs.
(2) For the twelve months ended 12/31/3021.

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EXPANDS ON OUR EXISTING PHILADELPHIA PRESENCE

Opportunity Overview

- Strategic, in-market acquisition, accelerating our Philadelphia and urban market strategies
- Strategically important market for Fulton's organic growth & expansion
- Fulton's current Philadelphia presence and expansion efforts:
  - 4 financial centers opened since 2019 with plans to open another in early 2023
  - 21 team members, primarily commercial revenue producing roles, located in Philadelphia today
  - $500 million in loans and $140 million in deposits at year end 2021
- Ability to overlay Fulton's product suite onto Prudential's predominantly commercial customer base
- Complements existing momentum in Fulton C&I lending growth with additional inroads to consumers and small businesses
- Enhances our ability to benefit from larger bank M&A-related disruption
- Favorable market demographics and competitive landscape

Philadelphia County Deposit Market Share

Company	No. of Branches	Total Deposits ($M)	Market Share (%)
1. The PNC Finl Svcs Grp (PA)	34	$14,103	19.9%
2. Bank of America Corporation (NC)	18	13,570	19.1%
3. Wells Fargo & Co. (CA)	33	11,921	16.8%
4. Citizens Financial Group Inc. (RI)	42	8,583	12.1%
5. Banco Santander S.A.	16	8,369	11.8%
6. The Toronto-Dominion Bank	20	4,987	7.0%
7. WSFS Financial Corp. (DE)	15	1,809	2.6%
8. M&T Bank Corp. (NY)	5	1,403	2.0%
9. Firstrust SB (PA)	5	1,133	1.6%
10. Republic First Bancorp Inc. (PA)	7	912	1.3%
11. Truist Financial Corp. (NC)	9	865	1.2%
Pro Forma	11	746	1.1%
12. Prudential Bancorp Inc. (PA)	**8**	**652**	**0.9%**
13. JPMorgan Chase & Co. (NY)	15	544	0.8%
14. Univest Financial Corp. (PA)	6	482	0.7%
21. Fulton Financial Corp. (PA)	**3**	**93**	**0.1%**
Total	**270**	**$70,958**	**100%**

Average Branch Size in Philadelphia County

$ in millions



$140
$100
$60
$20
$31
$82
$68
$130
FULTON FINANCIAL CORPORATION
Prudential Bancorp, Inc.
Pro Forma Company (11 branches)
Philly County (ex. Top 6)

FULTON FINANCIAL CORPORATION

Source: S&P Global Market Intelligence, FDIC. Note: FDIC data as of 6/30/2021.

7

TRANSACTION TERMS & FINANCIAL IMPACT (1) • Approximately $142 million aggregate deal value with $140 million in common stock and cash for (2) Prudential common stockholders and $2 million in cash for Prudential optionholders • 80% stock and 20% cash consideration for each outstanding common share of Prudential, representing 6.2 million Fulton shares issued (fixed exchange ratio of 0.7974) and $28 million cash consideration Consideration ($3.65 per share) • Outstanding stock options to be exchanged for cash • Prudential shareholders will own approximately 3.8% of Fulton shares on a pro forma basis • 45% cost savings (80% phase-in for post close 2022, 100% thereafter) • $16.5 million pre-tax deal charges / $14.0 million after-tax deal charges • 1.86% loan credit mark (81% non-PCD / 19% PCD) – Non-PCD assumes 5 year accretion using SOYD methodology Key Transaction Assumptions• 0.68% loan interest rate mark-up • $900k in additional pre-tax net purchase accounting marks (downward adjustment to TCE) • Pro forma modeling includes re-positioning of Prudential’s long-term wholesale funding • 0.75% core deposit intangible (amortized over 10 years using SOYD methodology) • 3.5% EPS accretion in 2023 calculated based on consensus estimates • Less than 1% dilution to tangible book value with earn back period of 1.2 years (utilizing the cross-over method) Financial Impacts • +30% IRR and 14% ROIC • Neutral impact to capital ratios • Targeted close in Q3’2022 Closing & Other • Requires regulatory approvals and approval of Prudential’s stockholders Note: PCD = Purchase Credit Deteriorated, SOYD = Sum of Years Digits. (1) Based on Fulton 10 day VWAP of $18.01 as of 3/1/2022. 8 (2) Based on $18.25 per Prudential Share.

HIGHLY ATTRACTIVE TRANSACTION ECONOMICS

Valuation In-Line or Better Than Comparable Deals

	Fulton Financial Corporation / Prudential Bancorp, Inc.	Recent Bank M&A Deal Median: Mid-Atlantic[1]	Recent Bank M&A Deal Median: Nationwide[2]
Price / TBV (x)	1.1x	1.5x	1.6x
Price / Adjusted TBV (x)[4]	1.2x	--	--
Price / 2022 EPS (x)[5]	15.8x	19.2x	16.0x
Price / 2022 EPS + Cost Saves (x)[5,6]	9.4x	9.9x	9.5x
Pay-to-Trade[7]	0.8x	1.1x	0.9x
Core Deposit Premium	2.3%	7.5%	6.8%

Compelling Utilization of Capital

	Fulton Financial Corporation / Prudential Bancorp, Inc.	Similar Sized Bank M&A[3]: Median	Share Buyback[8]: $30M
EPS Acc / (Dil) (%)	3.5%	3.0%	1.0%
TBV Acc / (Dil) (%)	<1%	(1.0%)	(0.4%)
TBV Earnback (yrs.)	1.2	2.0	3.6
Pro Forma TCE / TA (%)	8%	--	8%

Source: S&P Global Market Intelligence, Company documents. Note: Transaction data as of deal announcement date.
(1) Criteria based on Mid-Atlantic bank and thrift transactions since 1/1/2019, where target assets were between $500 million and $2 billion and stock consideration was 50%+ of total consideration, excluding merger of equals, where deal value was disclosed.
(2) Criteria based on Nationwide bank and thrift transactions since 1/1/2021, where target assets were between $750 million and $1.5 billion and stock consideration was 50%+ of total consideration, excluding merger of equals, where deal value was disclosed.
(3) Criteria based on Nationwide bank and thrift transactions since 1/1/2019, where target assets were less than or equal to 10% of buyer assets and stock consideration was 50%+ of total consideration, excluding merger of equals, where deal value was greater than $50 million.
(4) Adjusted TBV defined as 12/31/21 tangible book value per share adjusted for $7.6 million in after-tax charges related to certain litigation expected to be resolved prior to closing.
(5) Based on Fulton management's forecast developed during the due diligence process
(6) Cost savings of 45% of PBIP's 2022E noninterest expense.
(7) Pay-to-Trade multiple defined as transaction Price/TBV divided by Buyer P/TBV.
(8) Assumes $30 million dollar buyback at $18.01 per share (10 day VWAP as of 3/1/2022).

FULTON FINANCIAL CORPORATION
9

COMPREHENSIVE DUE DILIGENCE PERFORMED ü Comprehensive diligence process focusing on 8 workstreams: Commercial Banking, Consumer Banking, Operations, IT, Risk/Compliance, Legal, Human Resources and Finance involving 40+ professionals ü Coordinated by and between key executives from FULT and PBIP, including external counsel and financial advisors ü Oversight and Governance provided by Fulton’s Senior Management, Executive Steering Committee and Board ü Key areas of focus: Commercial & Consumer Banking Credit Risk • Loan and deposits portfolios and key relationships• Reviewed 49% of loans outstanding, focusing on the commercial portfolio, with a sampling of consumer • Branch performance and costs • All loans over $4 million, watchlist loans over $500k • Product offerings • All special mention and substandard loans and all • Key talent (jointly with HR) loans to office space, hospitality, and recreation industries. • Customer profiles and Market opportunities • Underwriting criteria and credit risk appetite Operations & Technology Legal & Compliance Human Resources & Finance • Technology, systems, processing, • Regulatory, compliance and • Human capital, benefit & incentive security and cyber security audit plans and culture • Key vendors and contracts• Legal and litigation• Staffing and Covid protocols • Physical locations and security• Corporate governance• Balance sheet, liquidity and capital • Operational processes and risk• Business plan and outlook • Real estate, taxes and vendor spend 10

SUMMARY ü High-quality partner with a track record of strong asset quality ü Significantly enhancing our presence in the strategically important Philadelphia market ü Lower execution risk given relative size and Fulton’s familiarity with Prudential market – Only 4% of Fulton’s assets – Achievable cost synergies given overlap and same core IT processor – Extensive due diligence performed ü Financially attractive with incremental benefit to earnings while preserving tangible book value / capital 11

NON-GAAP RECONCILIATION Prudential Bancorp, Inc. (Dollars in thousands) For the Quarter Ended December 31, 2021 Total noninterest expense $ 4,207 Less: Amortization of intangibles & goodwill impairment (22) Operating income $ 4,185 (a) Total net interest income $ 5,929 Total noninterest income 370 Operating revenue $ 6,299 (b) Efficiency Ratio 66.4% (a)/(b) For the Quarter Ended December 31, 2021 Total assets $ 1,084,172 Less: Intangible assets (6,326) Tangible assets $ 1,077,846 (a) Common equity $ 133,590 Less: Intangible assets (6,326) Tangible common equity $ 127,264 (b) TCE / TA 11.8% (a)/(b) Source: S&P Global Market Intelligence. 12